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                             SECOND AMENDMENT TO THE                EXHIBIT 10.3
                       MEDAPHIS DEFERRED COMPENSATION PLAN

         THIS AMENDMENT, made as of the 23rd day of October, 1997, by MEDAPHIS CORPORATION, a corporation duly organized and existing under the laws of the State of Delaware (hereinafter called the "Primary Sponsor").

                              W I T N E S S E T H:

         WHEREAS, the Primary Sponsor adopted the Medaphis Deferred Compensation Plan (the "Plan") by indenture dated April 1, 1995; and

         WHEREAS, the Primary Sponsor desires to amend the Plan to change the deferral percentage thereunder to 11% from 12%.

         NOW, THEREFORE, the Primary Sponsor does hereby amend the Plan, effective January 1, 1997, as follows:

         The final sentence of Section 3.1 of the Plan shall be deleted in its entirety and replaced with the following:

         "The deferrals under this Section 3.1 shall be in an amount equal to the amount specified in the Member's enrollment form, but not greater than eleven percent (11%) of the Member's Regular Compensation or, for those Members who elect to defer a portion of any annual management bonus received, Annual Compensation."

         Except as specifically amended hereby, the Plan shall remain in full force and effect as prior to this Amendment.

         IN WITNESS WHEREOF, the Primary Sponsor has executed this Amendment as of the day and the year first above written.

                                         MEDAPHIS CORPORATION

                                         By:/s/ David E. McDowell
                                            ------------------------------------
                                            David E. McDowell
                                            Chairman and Chief Executive Officer

ATTEST:


By:/s/ Randolph L. M. Hutto
   --------------------------
   Randolph L. M. Hutto
   Secretary